                                                               Exhibit 10.27

                                                              EXECUTION COPY


                FORBEARANCE AGREEMENT, CONSENT AND AMENDMENT
                --------------------------------------------


                  FORBEARANCE AGREEMENT, CONSENT AND AMENDMENT, dated as of April 2, 2003 (this "Forbearance Agreement") with respect to the Third
                     ---------------------
Amended and Restated Credit Agreement, dated as of March 1, 2002 and amended as of September 30, 2002 and November 1, 2002 (as amended, supplemented, restated or otherwise modified through the date hereof, the "Credit
                                                             ------
Agreement"), among IBM Credit LLC, a Delaware limited liability company,
---------
formerly IBM Credit Corporation ("IBM Credit"), Applied Digital Solutions,
                                  ----------
Inc., a Missouri corporation ("ADS" or the "Tranche B Borrower"), Digital
                               ---          ------------------
Angel Share Trust, a Delaware statutory business trust (in such capacity, the "Trust"; in its capacity as a Borrower, the "Tranche A Borrower"; and
     -----                                       ------------------
together with the Tranche B Borrower, the "Borrowers") and the other Loan
                                           ---------
Parties party thereto.

                            W I T N E S S E T H :
                            - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, IBM Credit has made Loans to the Borrowers which remain outstanding;

                  WHEREAS, certain Events of Default have occurred and are continuing;

                  WHEREAS, in the Notice of Default, dated March 6, 2003, from IBM Credit to the Loan Parties, IBM Credit notified the Borrowers and the other Loan Parties (i) of the occurrence and continuance of a payment Event of Default described in clause (a) of the definition of "Specified Events of Default" set forth in Section 1.1 hereof and (ii) that all Obligations (including, without limitation, the Loans) are immediately due and payable in accordance with Section 8.2 of the Credit Agreement;

                  WHEREAS, IBM Credit enforced its security interests in the Deposit Accounts in accordance with the terms of the applicable Deposit Account Control Agreements and has made available Collateral consisting of cash in such Deposit Accounts in accordance with a letter agreement, dated March 13, 2003;

                  WHEREAS, notwithstanding the existence of such payment Events of Default and the other Specified Events of Default (as defined below), so as to provide the Borrowers a stable environment in which to operate and to facilitate the repayment of the Loans and satisfaction of the other Obligations, the Borrowers and each other Loan Party have requested that IBM Credit, and IBM Credit is willing to, forbear from taking other remedial action under the Credit Agreement and the other Restructuring Documents, but only on the terms and conditions set forth herein; and

                  WHEREAS, ADS has requested that IBM Credit, and IBM Credit is willing to, consent to the buyout of the respective Employment Agreements of each Employee with ADS common stock, but only on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

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                                  ARTICLE I
                                 DEFINITIONS

                  Section 1.1 Defined Terms. Unless otherwise defined
                              -------------
herein, capitalized terms used herein have the meanings assigned in the Credit Agreement, and the following terms shall have the following meanings:

                  "Budget": as defined in Section 7.1.
                   ------

                  "Cash Collateral": as defined in Section 7.2(b).
                   ---------------

                  "Computer Equity": Computer Equity Corporation, a Delaware
                   ---------------
         corporation.

                  "Digital Angel": MAS.
                   -------------

                  "Digital Angel Share Sale": as defined in Section 6.1.
                   ------------------------

                  "Digital Angel Shares": the MAS Stock owned by the
                   --------------------
         Tranche A Borrower.

                  "Effective Date": the first date on which the conditions
                   --------------
         precedent specified in Article IX have been satisfied or the satisfaction thereof has been waived in accordance with the terms of the Forbearance Agreement, such date to occur no later than April 1, 2003.

                  "Forbearance Period": the period beginning on the Effective
                   ------------------
         Date and ending on the Termination Date.

                  "IBM": IBM Corporation, a New York corporation.
                   ---

                  "Indemnified Persons": as defined in Section 11.5.
                   -------------------

                  "Investment Bank": as defined in Section 6.1(a).
                   ---------------

                  "Lawsuit": as defined in Section 9.1(h).
                   -------

                  "Losses": as defined in Section 11.5.
                   ------

                  "Maximum Adjustment Amount": as defined in Section 7.3.
                   -------------------------

                  "Releasing Party": as defined in Section 9.1(b).
                   ---------------

                  "Specified Events of Default": (a) the Event of Default
                   ---------------------------
         occurring and continuing under Section 8.1(A) of the Credit Agreement as a result of the Borrowers' failure to pay to IBM Credit in immediately available funds the amounts due and payable in accordance with Section 2.3(B) and 2.4(B), respectively, of the Credit Agreement or, alternatively, forty percent (40%) of the original principal amount of the Loans and interest and expenses ($46,228,415.89) due and payable since February 28, 2003, in accordance with Section 2.8 of the Credit Agreement and IBM Credit's letter to the Borrowers, dated March 3, 2003, (b) any Events of Default existing on the date hereof which IBM Credit is

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

         aware of (including the Events of Default resulting from the failure to comply with the financial conditions covenants set forth in Section 7.1 of the Credit Agreement for the applicable period ending December 31, 2002) and (c) any Events of Default resulting from any breach of the representations and warranties set forth in Sections 5.4 and 5.27 of the Credit Agreement on or prior to the date hereof.

                  "Termination Date": the earlier to occur of (a) the date
                   ----------------
         on which the Loans and other Obligations are repaid in full or otherwise satisfied under Article V hereof or (b) a Termination Event.

                  "Termination Event": the occurrence of any of the events
                   -----------------
         set forth in Section 3.1(a) through (f), inclusive.

                  "Tranche A Deficiency Amount": as defined in Section 5.1(a).
                   ---------------------------

                                 ARTICLE II
                                 FORBEARANCE

                  Section 2.1 Forbearance. Notwithstanding the occurrence
                              -----------
and continuance of the Specified Events of Default, subject to the terms and conditions of this Forbearance Agreement, IBM Credit hereby agrees to forbear, during the Forbearance Period, from the exercise of any or all rights and remedies under the Credit Agreement, the other applicable Restructuring Documents and applicable law solely in respect of the Specified Events of Default (other than its rights and remedies in respect of (x) the Deposit Accounts and Cash Collateral in respect of which IBM Credit has exercised its rights prior to the date hereof, subject to the terms set forth in Article VII, and (y) the Digital Angel Shares in accordance with the Trust Agreement, subject to the terms set forth in
Article VI); it being understood that the foregoing is not and shall not be construed as an amendment, waiver or modification of the Credit Agreement except as expressly provided in this Forbearance Agreement.

                                ARTICLE III
                      FORBEARANCE EVENTS OF TERMINATION

                  Section 3.1 Termination Events. Upon the occurrence of any
                              ------------------
of the following events:

                  (a) failure of ADS to be cash flow positive on a consolidated operational basis (excluding Digital Angel and SysComm) at all times on and after the 30-day anniversary of the Effective Date (provided
                                                                 --------
that up to $100,000 in the aggregate in respect of severance payments for employees other than the Employees shall be excluded from this calculation); or

                  (b) failure to deliver the Budget to IBM Credit within one
(1) Business Day of the date when due in form and substance satisfactory to IBM Credit; or

                  (c) the filing of any ADS or Digital Angel shareholder lawsuit deemed to be material, as determined by IBM Credit in its sole and absolute discretion, or any lawsuit by or on behalf of ADS or Digital Angel or any other Loan Party against the Tranche A Borrower, IBM Credit, IBM or any Affiliate thereof; or

                  (d) the occurrence of (i) an Event of Default other than a Specified Event of Default after the date hereof, subject to such notice or right to cure provisions as provided in the Credit Agreement, or (ii) an Event of Default existing on or prior to the date hereof and continuing after the date hereof which IBM Credit is not aware of on the date hereof; or

                  (e) failure to repay any Loan when due as set forth under
Article V (subject to the exercise of purchase rights set forth under Section 5.2); or

                  (f) breach or failure to satisfy any other condition, covenant or agreement set forth in this Forbearance Agreement and the Restructuring Documents then, and in any such event, the provisions of Section 2.1 shall immediately and automatically terminate and thereafter such Section 2.1 shall have no force or effect.

                  Section 3.2 Events of Default. The occurrence of a
                              -----------------
Termination Event shall be deemed to be an Event of Default under the Credit Agreement.

                                 ARTICLE IV
                            CONSENT AND AMENDMENT

                  Section 4.1 Consent. Notwithstanding any provisions to the
                              -------
contrary in the Credit Agreement, IBM Credit hereby consents to the buyout by ADS of the respective Employment Agreements of each respective Employee with ADS common stock with a current market value not to exceed the required buyout amount under each applicable Employment Agreement.

                  Section 4.2 Amendments to Credit Agreement. The Credit
                              ------------------------------
Agreement is hereby amended as follows:

                  (a) Attachment H (Intellectual Property) to the Credit
                      ------------
Agreement is hereby amended by deleting such Attachment H in its entirety
                                             ------------
and substituting therefor the Attachment H attached hereto as Schedule 1.
                              ------------                    ----------

                  (b) Attachment K (Organization; Subsidiaries; Affiliates
                      ------------
and Locations of Offices, Records and Inventory) to the Credit Agreement is hereby amended by deleting such Attachment K in its entirety and
                                ------------
substituting therefor the Attachment K attached hereto as Schedule 2.
                          ------------                    ----------

                  (c) Attachment U (Overdue Taxes and Tax Liens) to the
                      ------------
Credit Agreement is hereby amended by deleting such Attachment U in its
                                                    ------------
entirety and substituting therefor the Attachment U attached hereto as
                                       ------------
Schedule 3.
----------

                  (d) Attachment W (Judgments or Litigation) to the Credit
                      ------------
Agreement is hereby amended by deleting such Attachment W in its entirety
                                             ------------
and substituting therefor the Attachment W attached hereto as Schedule 4.
                              ------------                    ----------

                  (e) Attachment X (Defaults) is hereby amended by deleting
                      ------------
such Attachment X in its entirety and substituting therefor the Attachment X
     ------------                                               ------------
attached hereto as Schedule 5.
                   ----------

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                                 ARTICLE V
                           LOAN PAYMENT PROVISIONS

                  Section 5.1 Repayment During Forbearance Period.
                              -----------------------------------

                  (a) Notwithstanding anything to the contrary in the Credit Agreement, so long as the Forbearance Period is effective, the Tranche A Loan must be repaid in full no later than September 30, 2003; provided that
                                                              --------
all but $3 million of the Tranche A Loan (the "Tranche A Deficiency Amount")
                                               ---------------------------
will be deemed to be paid in full on such date if less than the full amount of the Tranche A Loan is repaid but all of the net cash proceeds of the Digital Angel Share Sale on terms satisfactory to IBM Credit are applied to the repayment of the Tranche A Loan. The Tranche A Deficiency Amount (if any) must be repaid no later than March 31, 2004.

                  (b) Notwithstanding anything to the contrary in the Credit Agreement, so long as the Forbearance Period is effective,

                           (i) the Tranche B Loan and all remaining
         Obligations (other than the Tranche A Loan) must be repaid or otherwise satisfied in full no later than March 31, 2004;

                           (ii) all legal fees incurred by IBM Credit as set forth in Section 11.4 will be capitalized as additional principal under the Tranche B Loan; and

                           (iii) from and after the Effective Date, (x) the Tranche A Loan will continue to bear interest at the rate set forth in Section 2.3(A)(iii) of the Credit Agreement and (y) the Tranche B Loan will bear interest at seven percent (7%) per annum.

                  Section 5.2 Purchase Rights During Forbearance Period.
                              -----------------------------------------
Notwithstanding anything to the contrary in the Credit Agreement, so long as the Forbearance Period is effective, the Loans may be purchased by or on behalf of the Borrowers as follows:

                  (a) the Loans and all the other Obligations may be purchased on or before June 30, 2003 for $30 million cash; or

                  (b) the Loans and all the other Obligations may be purchased on or before September 30, 2003 for $50 million cash; or

                  (c) notwithstanding anything to the contrary in this
Article V, the Tranche A Loan may be purchased on or before September 30, 2003 for $40 million cash with an additional $10 million cash payment in respect of (i) the Tranche A Deficiency Amount, (ii) the Tranche B Loan and
(iii) all remaining Obligations due on or before December 31, 2003. Payment of $50 million in aggregate by December 31, 2003 shall constitute satisfaction of the Obligations.

                                 ARTICLE VI
                          DIGITAL ANGEL SHARE SALE

                  Section 6.1 Overriding Conditions to the Digital Angel
                              ------------------------------------------
Share Sale. Notwithstanding anything to the contrary in the Restructuring
----------
Documents or Article V herein and as a condition to IBM Credit's continued forbearance, the following conditions must be satisfied in respect of the sale under the Trust Agreement of the Digital Angel Shares held by the Trust (the "Digital Angel Share Sale"):
      ------------------------

                  (a) Promptly, and in any event within 30 days of the Effective Date, the Trust will engage an investment bank (the "Investment
                                                               ----------
Bank"), reasonably acceptable to IBM Credit, to conduct the Digital Angel
----
Share Sale. Such engagement will include provision of a fairness opinion, if requested by the Trust.

                  (b) The Investment Bank fee structure will be on customary terms and based upon the success of the Digital Angel Share Sale, such fees to be reasonably acceptable to IBM Credit. IBM Credit will not be required to indemnify the Investment Bank in any respect.

                  (c) Within 30 days of the Effective Date, the Investment Bank will have prepared and delivered to IBM Credit, the Trust and ADS a report, in form and substance satisfactory to IBM Credit in its reasonable discretion, in respect of the Digital Angel Share Sale process (including, without limitation, a timetable to conduct such sale, the persons responsible for managing such process, the parameters of the expected transaction terms and the Investment Bank's expected range of proceeds). The Digital Angel Share Sale must be consummated without any indemnification claims or contingencies against the proceeds thereof.

                  (d) Unanimous written consent of the Advisory Board Members (as defined in the Trust Agreement) approving pursuit of the Digital Angel Share Sale on the terms proposed by the Investment Bank under Section 6.1(c) will have been delivered to IBM Credit. Upon such approval, the Trust will diligently and expeditiously pursue the Digital Angel Share Sale consistent with its obligations under the Trust Agreement.

                  (e) Other required consents to the Digital Angel Share Sale (including any consents required under the Digital Angel/Wells Fargo Credit Agreement, dated as of October 30, 2002) will have been obtained.

                  (f) Digital Angel will cooperate (including, without limitation, assisting and preparation of road show materials and making senior management of Digital Angel available to participate in meetings with any prospective investors in a road show) with the Investment Bank and the Trust to facilitate the Digital Angel Share Sale.

                  (g) All proceeds of the Digital Angel Share Sale will be applied to the Loans and other Obligations to the extent required under
Section 5.1.

                  Section 6.2 Acknowledgement. Each of Digital Angel and the
                              ---------------
Trust, on behalf of the Advisory Board (as defined in the Trust Agreement), hereby agrees that IBM Credit is an intended beneficiary of the Digital Angel Share Sale process.

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                                ARTICLE VII
                               CASH COLLATERAL

                  Section 7.1 Budget. On and after the Effective Date, on a
                              ------
weekly basis on each Thursday, IBM Credit will receive a detailed budget (the "Budget") in respect of each operating company of ADS (including
      ------
Digital Angel, SysComm and Computer Equity) on both a consolidated and an entity-by-entity basis. The Budget will be provided to IBM Credit on a rolling 13-week basis itemizing all revenues projected to be received and all expenses proposed to be made in the ordinary course of business of such entities, such as expenses incurred or payable in respect of vendors, materialmen and payroll (it being expressly understood by the parties hereto that any legal and other professional fees (including, without limitation, retainers and expenses incurred or paid) in connection with a defense of any shareholder suit or the prosecution of any lawsuit by or on behalf of any Loan Party against IBM or IBM Credit are not ordinary course business expenses) during such periods and other cash flow and financial projections, all in form and substance satisfactory to IBM Credit in its reasonable discretion. A copy of the initial 13-week Budget is attached hereto as Exhibit A.
---------

                  Section 7.2 Deposit Accounts. (a) The Borrowers and the
                              ----------------
other Loan Parties shall continue to transfer all revenues from operations into the Deposit Accounts subject to Deposit Account Control Agreements required to be maintained by the Borrowers and the other Loan Parties with the Banks pursuant to the terms of the Credit Agreement.

                  (b) Collateral consisting of collected funds deposited (whether directly or transmitted from lockboxes) in Deposit Accounts shall remain subject to the control of IBM Credit in accordance with the Contingent Blocked Account Agreement or the other Deposit Account Control Agreements, as applicable (including, without limitation, any Deposit Account and related Deposit Account Control Agreement replacing or in substitution of the Contingent Blocked Account Agreement and the Deposit Accounts thereunder) (such Collateral, the "Cash Collateral").
                                            ---------------

                  (c) Prior to the date of termination of the Contingent Blocked Account Agreement, (i) Deposit Accounts at KeyBank, N.A. shall have been transferred to a bank satisfactory to IBM Credit and (ii) the applicable Loan Parties and such depository institution shall have entered into a Deposit Account Control Agreement satisfactory to IBM Credit in respect of such Deposit Accounts.

                  Section 7.3 Usage. On a weekly basis on each Monday
                              -----
following the receipt of the Budget set forth in Section 7.1, IBM Credit
                                                 -----------
will make available Cash Collateral from the Deposit Accounts subject to Deposit Account Control Agreements (including, without limitation, the Contingent Blocked Account Agreement) to ADS to pay expenditures of ADS and its Subsidiaries (excluding Digital Angel and SysComm) in accordance with the Budget. The variance of actual expenditures from budgeted expenditures on a week-to-week basis shall not exceed an amount equal to 10% of permitted expenditures (the "Maximum Adjustment Amount") provided that no single line
                   -------------------------   --------
item for permitted expenditures in the Budget may be adjusted on a week-to-week basis by an amount in excess of 20% of the Maximum Adjustment Amount.

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                                ARTICLE VIII
                              OTHER COLLATERAL

                  Section 8.1 Tranche A Facility. The Borrowers and the
                              ------------------
other Loan Parties hereby confirm and reaffirm that the Tranche A Facility and the Obligations will continue to be secured by a perfected first priority security interest in the Digital Angel shares held by the Trust for the benefit of IBM Credit.

                  Section 8.2 Tranche B Facility. The Borrowers and the
                              ------------------
other Loan Parties hereby confirm and reaffirm that the Tranche B Facility and the Obligations will continue to be secured by a perfected, first priority security interest in (a) substantially all the assets of the Tranche B Borrower and its Subsidiaries, excluding the assets of Digital Angel or its Subsidiaries, (b) all Capital Stock in Subsidiaries and other investments held by the Tranche B Borrower, and (c) any notes or other securities held by the Tranche B Borrower in connection with the sale of the Tranche B Borrower's assets or investments; provided that the parties hereto
                                            --------
hereby agree that nothing herein shall be deem to modify the maximum liability of SysComm under the Stock Pledge Agreement or the SysComm Guaranty.

                  Section 8.3 Continuation of Perfected Security Interest.
                              -------------------------------------------
The Borrowers and the other Loan Parties hereby confirm and reaffirm that they will take all necessary or reasonably desirable actions to maintain and preserve IBM Credit's prior perfected security interest in the Collateral (including, without limitation, in respect of any Collateral consisting of Deposit Accounts and proceeds therein pursuant to any replacement or substitute cash management system or arrangement).

                                 ARTICLE IX
                               EFFECTIVE DATE

                  Section 9.1 Conditions Precedent to The Forbearance
                              ---------------------------------------
Agreement. This Forbearance Agreement will be effective on the date on which
---------
all of the following conditions are satisfied (such date to occur no later than April 1, 2003):

                  (a) IBM Credit shall have received a copy of this Forbearance Agreement, duly executed by the parties hereto.

                  (b) IBM and IBM Credit shall have received releases from each of ADS (on behalf of itself and its officers and directors), Digital Angel, the other Loan Parties, Richard Sullivan (in all capacities relating to the Restructuring Documents), Jerome Artigliere, Garrett Sullivan and the Advisory Board Members (as defined in the Trust Agreement) (collectively, the "Releasing Parties"), satisfactory to IBM and IBM Credit, forever
     -----------------
releasing and discharging IBM and IBM Credit or any Affiliate thereof, together with their past and present officers, directors, stockholders, employees, subsidiaries, affiliates, related companies, predecessors, successors, assigns, agents, trustees, attorneys, or other representatives and each of them from all actions, causes of action, proceedings, charges, complaints, claims, demands, damages, costs, liabilities, agreements, and obligations of every kind, which they have ever had, now have or may have in the future in respect of any matter under, arising out of or relating to the Restructuring Documents, this Forbearance Agreement and the Lawsuit. Such releases shall contain covenants

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

not to sue IBM Credit, IBM or any affiliate thereof in respect of any matter under, arising out of or relating to the Restructuring Documents, this Forbearance Agreement and the Lawsuit. Such releases shall be duly authorized by all organizational action (including Board resolutions) as applicable, executed and delivered by each of the Releasing Parties.

                  (c) The Advisory Board Members (as defined in the Trust Agreement) shall be satisfactory to IBM Credit and duly authorized by all applicable organizational action of the Trust (including applicable resolutions).

                  (d) The Advisory Board (as defined in the Trust Agreement) and Digital Angel shall have agreed in writing that IBM Credit is a third party beneficiary in the Digital Angel Share Sale process.

                  (e) Each of ADS, Digital Angel, the Advisory Board (as defined in the Trust Agreement), the Trust and the other Loan Parties shall have taken all necessary organizational action (including applicable Board resolutions) authorizing the transactions contemplated by this Forbearance Agreement (including, without limitation, any releases and the Digital Angel Share Sale).

                  (f) ADS shall have delivered to IBM Credit an initial Budget, in form and substance satisfactory to IBM Credit in its reasonable discretion.

                  (g) ADS shall have dismissed the lawsuit, initially filed on March 7, 2003, as Case No. CA 03-02512AE in the Fifteenth Judicial Circuit in and for Palm Beach County, Florida and removed to the Southern District of Florida, Case No. 03-80186-CIV-PAINE on March 12, 2003 (the "Lawsuit"), with prejudice within one (1) Business Day of execution of the
 -------
Forbearance Agreement Term Sheet, dated as of March 24, 2003, executed by the parties hereto and setting forth the material terms of this Forbearance Agreement.

                                 ARTICLE X
                               INTERPRETATION

                  Section 10.1 Continuing Effect of the Credit Agreement.
                               -----------------------------------------
The Borrowers and each other Loan Party hereby acknowledge and agree that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified by this Forbearance Agreement.

                  Section 10.2 No Limitation on Remedies after Forbearance
                               -------------------------------------------
Period. The Borrowers and each Loan Party hereby acknowledge and agree that,
------
at the end of the Forbearance Period, the provisions of this Forbearance Agreement shall become of no force and effect and IBM Credit shall be free, in accordance with the Credit Agreement and the other Restructuring Documents, to exercise and enforce, or to take steps to exercise and enforce, all rights, powers, privileges and remedies available to them under the Credit Agreement, any other Restructuring Document or applicable law on account of the Specified Events of Default (or any other Default or Event of Default) as if this Forbearance Agreement had not been entered into by the parties hereto.

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                  Section 10.3 Waiver; Other Defaults or Events of Default.
                               -------------------------------------------
(a) Nothing contained in this Forbearance Agreement shall be construed or interpreted or is intended as a waiver of any rights, powers, privileges or remedies that IBM Credit has or may have under the Credit Agreement or any other Restructuring Document on account of the Specified Events of Default, except as expressly provided herein.

                  (b) Nothing contained in this Forbearance Agreement shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that IBM Credit has under the Credit Agreement or any other Restructuring Document on account of any Default or Event of Default other than the Specified Events of Default.

                  (c) All the Loans and other Obligations remain outstanding and continue to be due and payable pursuant to the Credit Agreement and the terms of this Forbearance Agreement.

                                 ARTICLE XI
                                MISCELLANEOUS

                  Section 11.1 Representations and Warranties. The Loan
                               ------------------------------
Parties hereby represent and warrant as of the date hereof that, after giving effect to this Forbearance Agreement, (a) no Default or Event of Default has occurred and is continuing, except the Specified Events of Default, and (b) all representations and warranties of the Loan Parties contained in the Restructuring Documents (with such term being deemed to include this Forbearance Agreement) are true and correct in all material respects with the same effect as if made on and as of such date, except for the representations and warranties set forth in Sections 5.4 and 5.27 of the Credit Agreement.

                  Section 11.2 Press Releases. ADS and the other applicable
                               --------------
Loan Parties will deliver to IBM Credit prior to the issuance thereof, any press releases relating to the transactions contemplated hereby (including, without limitation, the Digital Angel Share Sale). IBM Credit will review such press releases solely for accuracy of the transactions contemplated hereby. ADS and other Loan Parties will have sole liability in respect of any such press releases.

                  Section 11.3 Assignments. IBM Credit may assign its Loans
                               -----------
and other Obligations to any Affiliate or any other Person; provided that
                                                            --------
such Person agrees to be bound by the terms of this Forbearance Agreement.

                  Section 11.4 Payment of Expenses. Each Borrower and each
                               -------------------
other Loan Party, jointly and severally, agrees to pay and reimburse IBM Credit for all its reasonable costs and expenses incurred in connection with the Digital Angel Share Sale and the preparation and delivery of this Forbearance Agreement, including, without limitation, the reasonable fees and disbursements of Jones Day, counsel to IBM Credit, and the reasonable fees and costs and expenses of the Investment Bank. Each Borrower and each other Loan Party, jointly and severally, further agree to pay all reasonable costs and expenses incurred in connection with the Digital Angel Share Sale (including, without limitation, the reasonable fees and disbursements of the Investment Bank and Jones Day, counsel to IBM Credit) regardless of any purchase of the Loans and other Obligations under Article V hereof. Legal fees will be payable in accordance with the provisions of Section 5.1(b)(ii).

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

                  Section 11.5 Indemnification. Each of each Borrower and
                               ---------------
each other Loan Party, jointly and severally, hereby agrees to indemnify and hold harmless IBM, IBM Credit and their respective officers, directors, consultants, advisors, agents and assigns (collectively, the "Indemnified
                                                              -----------
Persons") against all losses, claims, damages, liabilities or other expenses
-------
(including reasonable attorneys' fees and court costs now or hereinafter arising from the enforcement of this Forbearance Agreement and the documentation relating hereto, the "Losses") to which any of them may become
                                    ------
subject insofar as such Losses arise out of or are based upon any event, circumstance or condition (a) occurring or existing on or before the date of this Forbearance Agreement relating to any financing arrangements IBM Credit may from time to time have with (i) such Loan Party, (ii) any Person that shall be acquired by such Loan Party or (iii) any Person that such Loan Party may acquire all or substantially all of the assets of, or (b) directly or indirectly relating to the execution, delivery or performance of this Forbearance Agreement or the consummation of the transactions contemplated hereby or thereby or to any of the Collateral or to any act or omission of any Loan Party in connection therewith. Such indemnification includes any Losses arising out of or relating to any press releases as described under
Section 11.2. Notwithstanding the foregoing, no Loan Party shall be obligated to indemnify IBM or IBM Credit for any Losses incurred by IBM or IBM Credit which are a result of IBM's or IBM Credit's gross negligence or willful misconduct. The indemnity provided herein shall survive the termination of this Forbearance Agreement and shall be in addition to the indemnity provisions set forth in Section 9.2 of the Credit Agreement.

                  Section 11.6 RELEASE OF CLAIMS. TO INDUCE IBM CREDIT TO
                               -----------------
ENTER INTO THIS FORBEARANCE AGREEMENT, EACH RELEASING PARTY HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES IBM AND IBM CREDIT OR ANY AFFILIATE THEREOF, TOGETHER WITH THEIR PAST AND PRESENT OFFICERS, DIRECTORS, STOCKHOLDERS, EMPLOYEES, SUBSIDIARIES, AFFILIATES, RELATED COMPANIES, PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS, TRUSTEES, ATTORNEYS, OR OTHER REPRESENTATIVES AND EACH OF THEM FROM ALL ACTIONS, CAUSES OF ACTION, PROCEEDINGS, CHARGES, COMPLAINTS, CLAIMS, DEMANDS, DAMAGES, COSTS, LIABILITIES, AGREEMENTS, AND OBLIGATIONS OF EVERY KIND, WHICH THEY HAVE EVER HAD, NOW HAVE OR MAY HAVE IN THE FUTURE IN RESPECT OF ANY MATTER UNDER, ARISING OUT OF OR RELATING TO THE RESTRUCTURING DOCUMENTS, THIS FORBEARANCE AGREEMENT AND THE LAWSUIT. IN ADDITION, EACH RELEASING PARTY HEREBY COVENANTS THAT SUCH RELEASING PARTY SHALL NOT SUE IBM CREDIT, IBM OR ANY AFFILIATE THEREOF IN RESPECT OF ANY MATTER UNDER, ARISING OUT OF OR RELATING TO THE RESTRUCTURING DOCUMENTS, THIS FORBEARANCE AGREEMENT OR THE LAWSUIT. EACH RELEASING PARTY HEREBY REPRESENTS AND WARRANTS THAT SUCH RELEASES HAVE BEEN DULY AUTHORIZED BY ALL ORGANIZATIONAL ACTION (INCLUDING BOARD RESOLUTIONS) AS APPLICABLE, AND DULY EXECUTED AND DELIVERED BY EACH SUCH RELEASING PARTY.

                  Section 11.7 Counterparts. This Forbearance Agreement may
                               ------------
be executed by one or more of the parties to this Forbearance Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Forbearance Agreement signed by the parties hereto shall be delivered to each Borrower and IBM Credit.

                  Section 11.8 GOVERNING LAW. THIS FORBEARANCE AGREEMENT AND
                               -------------
THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FORBEARANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  Section 11.9 Reservation of Rights. Notwithstanding
                               ---------------------
anything contained in this Forbearance Agreement to the contrary, the Borrowers and each other Loan Party acknowledge that IBM Credit does not waive, and expressly reserves, the right to exercise, at any time during the Forbearance Period, any and all of its rights and remedies under (a) the Credit Agreement, any other Restructuring Document and applicable law in respect of the Specified Events of Default against any Person other than the Borrowers or any such Loan Party and (b) the Credit Agreement, any other Restructuring Document and applicable law in respect of any Default or Event of Default other than the Specified Events of Default.

                  Section 11.10 Consent of Guarantors. Each Guarantor, as a
                                ---------------------
guarantor under the Credit Agreement and the Collateralized Guaranty, respectively, hereby (i) consents to the transactions contemplated hereby and (ii) acknowledges and agrees that the guarantees (and all security therefor) contained in the Credit Agreement and the Collateralized Guaranty, respectively, are, and shall remain, in full force and effect after giving effect to this Forbearance Agreement and all other prior modifications to the Credit Agreement and the Collateralized Guaranty, respectively.

                  Section 11.11 Limitation of Trustee Liability. It is
                                -------------------------------
expressly understood and agreed by the parties hereto that (a) this Forbearance Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Forbearance Agreement or any other related documents.

              [Remainder of This Page Left Intentionally Blank]

                  IN WITNESS WHEREOF, each of IBM Credit, each Borrower, each Guarantor and each other Loan Party hereto has read this entire Forbearance Agreement, and has caused their respective authorized representatives to execute this Forbearance Agreement and has caused its corporate seal, if any, to be affixed hereto as of the date first written above.


IBM CREDIT LLC,                                             APPLIED DIGITAL SOLUTIONS, INC.,
as Lender                                                   as Tranche B Borrower and Tranche A Guarantor



By: /s/ John J. Shay, Jr.                                   By: /s/ Scott Silverman
   ---------------------------------------------------         ----------------------------------------------------
Name:  John J. Shay, Jr.                                    Name:  Scott Silverman
Title: Vice President, General Counsel                      Title: CEO
       and Secretary


DIGITAL ANGEL SHARE TRUST,                                  ADVANCED POWER SOLUTIONS, INC.
as Tranche A Borrower and Tranche B Guarantor



By:    Wilmington Trust Company, not in its                 By: /s/ Evan McKeown
       individual capacity but solely as Trustee               ----------------------------------------------------
                                                            Name:  Evan McKeown
By:                                                         Title: Treasurer
   ----------------------------------------------------
Name:  Wilmington Trust Company
Title: Trustee


THE AMERICOM GROUP, INC.                                    APPLIED DIGITAL SOLUTIONS FINANCIAL CORP.



By:  /s/ Evan McKeown                                       By:  /s/ Evan McKeown
   ---------------------------------------------------         ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Treasurer                                            Title: Treasurer


                                     13


BALVA FINANCIAL CORPORATION                                 COMPUTER EQUITY CORPORATION


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ---------------------------------------------------         ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary


DIGITAL ANGEL CORPORATION                                   DIGITAL ANGEL HOLDINGS, LLC


By: /s/ Randolph K. Geissler                                By: /s/ Randolph K. Geissler
   ----------------------------------------------------        ----------------------------------------------------
Name:  Randolph K. Geissler                                 Name:  Randolph K. Geissler
Title: CEO & President                                      Title: CEO/President


FEDERAL SERVICES, INC.                                      GOVERNMENT TELECOMMUNICATIONS, INC.


By: /s/ Evan McKeown                                        By: /s/ Kevin McLaughlin
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Kevin McLaughlin
Title: Secretary                                            Title: Senior Vice President


INFORMATION TECHNOLOGY SERVICES, INC.                       INFOTECH USA, INC.


By: /s/ Kevin McLaughlin                                    By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Kevin McLaughlin                                     Name:  Evan McKeown
Title: Secretary                                            Title: Assistant Treasurer



                                     14


PDS ACQUISITION CORP.                                       PERIMETER ACQUISITION CORP.


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Assistant Treasurer                                  Title: Assistant Treasurer


PRECISION POINT CORPORATION                                 SYSCOMM INTERNATIONAL CORPORATION


By: /s/ Evan McKeown                                        By: /s/ Kevin McLaughlin
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Kevin McLaughlin
Title: Treasurer                                            Title: President


U.S. ELECTRICAL PRODUCTS CORP.                              VERICHIP CORPORATION


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary


WEBNET SERVICES, INC.                                       ACT COMMUNICATIONS INC.


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Assistant Treasurer                                  Title: Treasurer


ACT-GFX CANADA, INC.                                        ADS BAY AREA, INC.


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Treasurer                                            Title: Treasurer


                                       15




ADSI TELECOMM SERVICES, INC.                                ADSI TELECOMM SERVICES OF MARYLAND, INC.


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary


ADVANCED TELECOMM OF MARYLAND, INC.                         ADVANCED TELECOMM OF PITTSBURGH


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary


ADVANCED TELECOMMUNICATIONS, INC.                           APPLIED DIGITAL ORACLE PRACTICE, INC.


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary


ARJANG, INC.                                                BLUE STAR ELECTRONICS, INC.


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary


                                       16



BOSTEK, INC.                                                CYBERTECH STATION, INC.


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary


ELITE COMPUTER SERVICES, INC.                               INDEPENDENT ACQUISITION, INC.


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary


INTELLESALE, INC.                                           MICRO COMPONENTS INTERNATIONAL INCORPORATED


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary


NEIRBOD CORP.                                               NORCOM RESOURCES INCORPORATED


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary


PIZARRO RE-MARKETING, INC.                                  SERVICE TRANSPORT COMPANY


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary

                                       17



TELEDATA CONCEPTS, INC.                                     WYR, INC.


By: /s/ Evan McKeown                                        By: /s/ Evan McKeown
   ----------------------------------------------------        ----------------------------------------------------
Name:  Evan McKeown                                         Name:  Evan McKeown
Title: Secretary                                            Title: Secretary

Acknowledged and agreed:



/s/ Richard Sullivan
-------------------------------------------------------
Richard Sullivan



/s/ Garrett Sullivan
-------------------------------------------------------
Garrett Sullivan



/s/ Jerome Artigliere
-------------------------------------------------------
Jerome Artigliere

Acknowledged and agreed:


/s/ J. Allen Kosowsky
-------------------------------------------------------
J. Allen Kosowsky
as an Advisory Board Member



/s/ Scott Silverman
-------------------------------------------------------
Scott Silverman
as an Advisory Board Member



/s/ William B. Sullivan
-------------------------------------------------------
William B. Sullivan
as an Advisory Board Member